MASTER DISTRIBUTION AGREEMENT

     Master Distribution Agreement (this "Agreement"), dated April 13, 1998, between SYSCO FOOD SERVICES, INC. ("SYSCO") AND MARSEE BAKING ("name of customer").

                                   BACKGROUND
                                   ----------

A. Sysco Corporation and its affiliates, including SYSCO, perform purchasing, marketing, warehousing, quality control, product research and development, transportation and distribution services for foodservice customers.

B. Marsee Baking operates the establishments listed in Exhibit A (the Marsee Baking Locations).

C. Marsee Baking desires to contract with SYSCO as its primary distributor for foodservice products (i.e., supplying 80% or more of such products) to all of its Marsee Baking Locations and SYSCO desires to perform these services.

     In consideration of the mutual obligations set forth below, the parties agree as follows:

1.   APPOINTMENT OF DISTRIBUTOR
     --------------------------

     Marsee Baking appoints SYSCO to serve as its primary distributor to the Marsee Baking Locations of foodservice products within the product categories described in Article 2 ("Products"). As "primary distributor", SYSCO will be entitled to not less than 80% of Marsee Baking's purchase requirements for Products. Marsee Baking's purchase requirements will be determined on an aggregate dollar volume basis. This aggregate dollar value excludes purchases from Marsee Baking's current direct suppliers. This list can be amended by mutual agreement between Marsee Baking and SYSCO Food Services of Portland.

2.   PRODUCTS COVERED BY THIS AGREEMENT
     ----------------------------------

     Products covered by this Agreement will be in the following categories:


     1.  Canned & Dry                       7.   Seafood - Fresh & Frozen
     2.  Frozen Fruits, Vegetables,         8.   Paper, Plastics and Disposables
           Bakery Items, Etc.               9.   Janitorial Supplies & Cleaning
     3.  Dairy                                     Chemicals
     4.  Meat- Fresh & Frozen               10.  Beverage, Coffee and Equipment
     5.  Fresh Fruit and Vegetables         11.  Smallwares and Equipment
     6.  Poultry - CVP & Frozen

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     Products will include SYSCO -registered  trademark-  brand,  national brand and other products as specified by Marsee Baking and stocked by SYSCO. Unless otherwise specified, SYSCO -registered trademark- brand products will be utilized to insure consistency of quality and to minimize costs. A description of SYSCO -registered trademark- brand quality levels is attached as Exhibit B. All Products in any of the Product categories specified in this Section 2 will be priced using the margin on sell set forth in Section 6.2 for that product category, whether or not such Products are set forth in the order guides described in Section 5. All Products not in any of the Product categories specified in this Section 2 will be sold to Marsee Baking at competitive prices established from time to time by SYSCO.

3.   SERVICE OBLIGATIONS OF SYSCO
     ----------------------------

     3.1 ACCOUNT EXECUTIVE - SYSCO will assign an Account Executive and/or a Customer Service Representative to service Marsee Baking's account. The Account Executive and/or Customer Service Representative will maintain contact with Marsee Baking Locations, on a mutually agreed basis, to review service requirements.

     3.2 PURCHASING GUIDES; ORDERS - SYSCO, with assistance from Marsee Baking, will prepare purchase order guides to be used by Marsee Baking when placing orders. Orders will be placed directly by Marsee Baking Locations ordering by line number as specified in the purchase order guide.

     3.3 POLICIES AND PROCEDURES - A policies and procedures guide will be provided by SYSCO to all Marsee Baking Locations. Reasonable notice will be given to Marsee Baking Locations when policies and procedures are changed by SYSCO. Credits, pickups and other requests for service will be initiated by local Marsee Baking Location personnel according to the guide.

     3.4 RESTOCKING - SYSCO reserves the right to collect a restocking fee of 20% for returns due to Marsee Baking error or the refusal to take delivery of Products ordered by Marsee Baking and/or such Marsee Baking Locations.

4.   DELIVERY OBLIGATIONS OF SYSCO
     -----------------------------

     SYSCO will establish a delivery schedule for each Marsee Baking Location within its market area and will use reasonable, good faith efforts to make on-time deliveries.

5.   DATA PROCESSING OBLIGATIONS OF SYSCO
     ------------------------------------

     SYSCO will provide order guides on a monthly basis and, if requested in writing by Marsee Baking, product usage reports. If Marsee Baking requests customized reports in addition to order guides and usage reports, SYSCO will use reasonable efforts to provide such reports. In order to cover the additional expenses of providing such reports, SYSCO will establish a reasonable charge for doing so and, if such charge is acceptable to Marsee Baking, will prepare and furnish such reports to Marsee Baking.

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     SYSCO will also  provide,  at its  expense,  a personal  computer  software system for Marsee Baking Locations to place orders directly with the delivering operating company through the SYSCO Customer Companion system. Marsee Baking must supply whatever personal computer hardware is necessary to enable it to utilize such order entry software systems.

6.   PRICE
     -----

6.1 CALCULATION OF SELL PRICE - [The information appearing in this Section 6.1 has been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The full text of Section 6.1 has been filed separately with the Commission.]

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         The Sell Price for each Product on an order guide  described in Section
5 will be calculated at the time the order guide is prepared. Sell Prices for all Products on the order guide will be maintained until the next order guide is prepared and sent to the Marsee Baking except that (i) all produce will be priced at the time of invoicing and (ii) the Sell Prices of all other Products which are market commodity products (as determined by Sysco) will change weekly to reflect declines and advances in the cost of those market commodities.

     6.2 SUBSTITUTIONS - Should a substitution be necessary, SYSCO will ship a comparable product at a Sell Price calculated using the same percentage of margin as on the original Product.

     6.3  MERCHANDISING   SERVICES  -  SYSCO  and  Sysco   Corporation   perform
value-added services for suppliers of SYSCO -registered trademark- brand and other products over and above procurement activities typically provided. These value-added services include regional and national marketing, freight management, consolidated warehousing, quality assurance and performance based product marketing. SYSCO and Sysco Corporation may recover the costs of providing these services and SYSCO and Sysco Corporation may also be compensated for these services and consider this compensation to be earned income. Receipt of such cost recovery or earned income does not affect Cost and does not diminish SYSCO's commitment to provide competitive prices to its customers.

     6.4 PROPRIETARY OR SPECIAL ORDER ITEMS - To offset the additional costs associated with handling Products bearing Marsee Bakings' [sic] trademarks or logos as well as other Products purchased exclusively for Marsee Baking, an additional 5% will be added to the margin on sell for all such proprietary items that exceed 30 items per operating company. SYSCO will have no obligation to carry a proprietary item if Marsee Baking purchases less than five cases per week of that item.

     If SYSCO and Marsee Baking cease doing business for any reason, Marsee Baking will purchase, or cause a third party to purchase, all remaining proprietary/special order items in SYSCO's inventory at SYSCO's Cost plus a reasonable transfer and ware house handling charge not to exceed 50% of the Cost of such proprietary/special order items. In such an event, Marsee Baking will purchase or cause to be purchased all perishables within seven (7) days of the termination of this Agreement and all frozen and dry proprietary/special order items within fifteen (15) days of the termination of this Agreement.

     SYSCO's policy is that all suppliers provide indemnity agreements and insurance coverage for products purchased by SYSCO. In order to protect SYSCO when it stocks proprietary/special order items at Marsee Baking's request and the vendor of such items will not provide an indemnity, Marsee Baking will defend, indemnify and hold harmless SYSCO and its employees, officers and directors from all actions, claims and proceedings, and any judgments, damages and expenses resulting therefrom, brought by any person or entity for injury, illness and/or death or for damage to property in either case arising out of the

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delivery, sale, resale, use or consumption of any proprietary/special order item except to the extent such claims are caused by the negligence of SYSCO, its agents or employees.

     6.5 INCREASE IN SELL PRICE FOR SPLIT CASES - Due to the added costs associated with handling less than full cases, a special handling charge of 10% will be added to the Sell Price of all Product sold in split cases.

     6.6 NATIONAL AGREEMENTS - Marsee Baking has provided SYSCO with written evidence of the existence of agreements with Product manufacturers in which the manufactures and Marsee Baking have agreed on prices the manufacturer will charge distributors for Products to be resold to Marsee Baking, which agreements are identified in Exhibit D. Marsee Baking must notify SYSCO in writing of the existence of any additional agreements of this sort. SYSCO will not be responsible for the failure to purchase under such additional agreements in the absence of written notice from Marsee Baking and the manufacturer of the existence of such agreements.

     6.7 PROGRAM REVIEW - The pricing specified in this Agreement is based on Marsee Baking's representations concerning its service needs, including but not limited to its anticipated purchase volumes, drop sizes, Product mix, location of Marsee Baking Locations and number of deliveries, as well as Marsee Baking's compliance with its payment and other obligations specified in this Agreement. If SYSCO determines after ninety (90) days from the date of this Agreement that Marsee Baking requires service which varies materially from the levels contemplated in Marsee Baking's representations made to SYSCO in negotiating this Agreement, SYSCO reserves the right to request an increase in the margin on sell specified in Section 6.2. If the parties are unable to agree on such an increase and Marsee Baking's service requirements and/or contract compliance continue to vary from that contemplated or required by this Agreement, SYSCO may terminate this Agreement on thirty (30) days written notice to Marsee Baking.

7.   CREDIT TERMS
     ------------

     7.1 PAYMENT OBLIGATION - Payment for all Product is due on the 25th day of the month for all Product delivered during the previous month (delinquent on the 26th day of the month following the month in which Product was delivered).

SYSCO may also modify its payment terms specified in this Section 7.1 if payments are not made when due and/or the financial condition of the Marsee Baking materially deteriorates.

     7.2 SERVICE CHARGE - If invoices are not paid when due, a Service Charge will be assessed to Marsee Baking, up to the maximum amount permitted by law. Unpaid invoice balances and finance charges due to SYSCO will be deducted from any credits due to Marsee Baking.

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     7.3 GUARANTEES AND APPLICATIONS - Marsee Baking will complete,  execute and deliver a new account form to SYSCO before this Agreement becomes binding upon SYSCO. If required by SYSCO, Marsee Baking will submit a guarantee of Marsee Baking's obligations under this Agreement executed by a third party specified by SYSCO.

     7.4 FINANCIAL INFORMATION - The continuing creditworthiness of Marsee Baking is of central importance to SYSCO. In order to enable SYSCO to monitor Marsee Baking's financial condition, Marsee Baking will supply annual financial statements to SYSCO consisting of an income statement, balance sheet and statement of cash flow. SYSCO may request such further financial information from Marsee Baking from time to time as will enable SYSCO to accurately assess Marsee Baking's financial condition.

8.   PRICE VERIFICATION
     ------------------

     Marsee Baking will be allowed one annual price verification for purchases made under this Agreement. SYSCO will furnish computer verification of Costs for the Products to be price verified, subject to the following limitations:

     1. Date, time and place of price verification must be mutually agreed;

     2. Fifteen (15) working days notice to SYSCO;

     3. Items to be price verified should not exceed fifteen (15) line items, and will be taken from the price list or purchasing order guide;

     4. The period for which pricing is to be verified not to begin more than twelve (12) months prior to the date of the price verification.

     It is understood that Marsee Baking's price verification will consist of reviewing SYSCO's computer verification of Costs.

9.   TERM
     ----

     The term of this Agreement will begin on April 15, 1998, and will remain in effect until terminated. This Agreement may be terminated:

     (a) By SYSCO upon written notice to Marsee Baking if Marsee Baking's financial position deteriorates materially, determined by SYSCO in its sole judgment; and

     (b) By either party upon sixty (60) days prior written notice to the other party.

     Upon such termination, Marsee Baking agrees (i) to fully comply with its obligations under Section 6.5 of this Agreement and (ii) to pay all invoices at the earlier of the time they are due under Section 7.1 above or two (2) weeks from the date of the last shipment to Marsee Baking or a Marsee Baking Location.

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10.  MISCELLANEOUS
     -------------

     10.1 ASSIGNMENT - Neither party may assign this Agreement without the prior written consent of the other provided that SYSCO may utilize its operating companies to perform as indicated in this Agreement. Subject to this limitation, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the parties.

     10.2 ENTIRE AGREEMENT - The parties expressly acknowledges that this Agreement contains the entire agreement of the parties with respect to the relationship specified in this Agreement and supersedes any prior arrangements or understandings between the parties with respect to such relationship.

     10.3 AMENDMENTS - This Agreement may only be amended by a written document signed by each of the parties.

     10.4 NOTICES - Any written notice called for in this Agreement may be given by personal delivery, first class mail, overnight delivery service or facsimile transmission. Notices given by personal delivery will be effective on delivery; by overnight service on the next business day; by first class mail five business days after mailing; and by facsimiles when an answer back is received. The address of each party is set forth below.

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         Executed as of the date set forth at the beginning of this Agreement.

                                          SYSCO FOOD SERVICES OF PORTLAND, INC.

Greg Wolfe                                By: /S/Greg Wolfe
Vice President Finance                       ----------------------------
Telephone: (503) 682-8700                 Its: VP Finance
Facsimile: (503) 682-4854                     ---------------------------



                                          MARSEE BAKING

______________________________            By: /s/ Tim Gray
______________________________               ----------------------------
______________________________            Its: Chief Financial Officer
Attention:____________________                ---------------------------
Telephone:____________________
Facsimile:____________________


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                          MASTER DISTRIBUTION AGREEMENT

                                  EXHIBIT INDEX


Exhibit A                  Participating Marsee Baking Locations

Exhibit B                  Description of SYSCO -registered trademark- Brand
                           Quality LevelS

Exhibit C                  Direct Pricing Agreements



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                                    EXHIBIT A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT


                      PARTICIPATING MARSEE BAKING LOCATIONS

--------------------------------------------------------------------------------
WASHINGTON LOCATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMISSARY                                BURIEN
15413 NE 95th                             15842 1st Avenue, S. A-107
Redmond, WA  98052                        Burine, WA  98148
Phone:  (425) 556-0700                    Phone:  (206) 439-0400
Fax:    (425) 556-0762                    Fax:    (206) 439-0945
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MAIN STREET                               BALLARD
100 108th Avenue, NE                      2021 NW Market
Bellevue, WA  98004                       Ballard, OR  98107
Phone:  (425) 635-0400                    Phone:  (206) 784-1400
Fax:    (425) 635-0470                    Fax:    (206) 706-3165
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10TH                                      FACTORIA
10301 10th Avenue, NE                     3900 128th Avenue, SE A-1
Bellevue, WA  98004                       Bellevue, WA  98006
Phone:  (425) 688-0400                    Phone:  (425) 643-0400
Fax:    (425) 688-0490                    Fax:    (425) 643-0189
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--------------------------------------------------------------------------------
ISSAQUAH
755 NW Gilman Blvd., #G
Issaquah, WA  98027
Phone:  (425) 313-0400
Fax:    (425) 313-0447
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CROSSROADS
15600 8th Street NE
Bellevue, WA  98007
Phone:  (425) 641-5300
Fax:    (425) 641-6300
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


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                                    EXHIBIT A
                                       TO
                    MASTER DISTRIBUTION AGREEMENT - CONTINUED


                PARTICIPATING MARSEE BAKING LOCATIONS (CONTINUED)


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OREGON LOCATIONS
--------------------------------------------------------------------------------
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NW 23RD                                   4TH AND TAYLOR
1323 NW 23rd Street                       845 SW Fourth
Portland, OR 97210                        Portland, OR 97024
Phone:  (503) 295-5900                    Phone:  (503) 226-9000
        (503) 295-2061                    Fax:    (503) 226-8188
Fax:    (503) 295-0450
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BYBEE                                     PORTLAND AIRPORT
1625 SE Bybee Blvd.                       7000 NE Airport Way
Portland, OR 97202                        Portland, OR  97218
Phone:  (503) 232-0000                    Phone:  (503) 281-7000
        (503) 232-3148                    Fax:    (503) 281-3373
Fax:    (503) 232-5585
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LAKE OSWEGO                               6TH AND TAYLOR
406 "A" Avenue                            519 SW 6th Avenue
Lake Oswego, OR  97034                    Portland, OR  97205
Phone:  (503) 697-5600                    Phone:  (503) 973-5000
        (503) 697-7958                    Fax:    (503) 973-5100
Fax:    (503) 697-7889
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NE 10TH AND BROADWAY                      4TH AND PINE
935 NE Broadway                           210 SW 4th Avenue
Portland, OR  97232                       Portland, OR 97204
Phone:  (503) 280-8800                    Phone:  (503) 952-5000
        (503) 493-1178                    Fax:    (503) 220-1167
Fax:    (503) 493-1175
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SALEM                                     TANASBORNE
285 Liberty NE, Suite 100                 2711 NW Town Center Dr.
Salem, OR  97301                          Beaverton, OR  97005
Phone:  (503) 589-0400                    Phone:  (503) 533-9400
Fax:    (503) 589-4485                    Fax:    (503) 533-9607
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--------------------------------------------------------------------------------

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                                    EXHIBIT A
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                    MASTER DISTRIBUTION AGREEMENT - CONTINUED


                PARTICIPATING MARSEE BAKING LOCATIONS (CONTINUED)
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SHERWOOD
16064 SW Tualatin-Sherwood Rd.
Sherwood, OR  97140-8378
Phone:  (503) 625-64-00
Fax:    (503) 625-6194
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CITY HALL
1220 SW Fifth
Portland, OR  97204
Phone:  (503) 294-6000
Fax:    (503) N/A
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RALEIGH HILLS
6850 SW Beaverton-Hillsdale Hwy.
Portland, OR  97225
Phone:  (503) 296-6700
Fax:    (503) N/A
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SALEM
285 Liberty NE - Suite #100
Salem, OR  97301
Phone:  (503)
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                                    EXHIBIT B
                                       TO
                          MASTER DISTRIBUTION AGREEMENT


                              SYSCO QUALITY LEVELS

IMPERIAL       SYSCO's   highest   quality   level,   produced   and  packed  to
               specifications which exceed the industry's top grading standards and typically come from prime growing regions.

SUPREME        Similar   in   quality   to   SYSCO's   IMPERIAL   products   but
               differentiated   in  that  they  are   products   unique  to  the
               foodservice industry.

CLASSIC SYSCO's lead quality level under which fine quality products are marketed. CLASSIC products generally meet or exceed competitive "first" labels.

RELIANCE RELIANCE products offer consistency and value with specifications that meet or exceed competitive labels for like economy grades and quality. RELIANCE products offer consistency and value.


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                                    EXHIBIT C
                                       TO
                          MASTER DISTRIBUTION AGREEMENT


                            DIRECT PRICING AGREEMENTS


         Marsee Baking has agreements in place with the following vendors for the following products, SYSCO will apply in pricing Products under this Agreement.

VENDOR                                                        COVERED PRODUCTS
------                                                        ----------------


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